Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2250

International Dividend Sustainability Portfolio 2022-4

Global Dividend Sustainability Portfolio 2022-4

Supplement to the Prospectus

Effective December 12, 2022, Brookfield Asset Management, Inc. will change its name to Brookfield Corporation (the “Company”) (ticker: BN). Accordingly, all references in the prospectus to Brookfield Asset Management, Inc. are hereby replaced with Brookfield Corporation.

Further, the Company will separate into two separate entities, the Company and Brookfield Asset Management Ltd. (the “New Company”) (ticker: BAM). As a holder of shares of the Company, your Portfolio will receive one share of the New Company for every four share of the Company that it owned as of the December 2, 2022 record date. The Portfolio will continue to hold and buy shares of each of the Company and the New Company.

Supplement Dated: December 12, 2022